Pacer CSOP FTSE China A50 ETF
Schedule of Investments
July 31, 2021 (Unaudited)
	Shares	Value

COMMON STOCKS - 97.7%
Agriculture - 0.9%
Muyuan Foods Co. Ltd.	10,962	$71,769
Auto Manufacturers - 3.7%
BYD Co. Ltd.	5,945	243,747
SAIC Motor Corp. Ltd.	21,200	60,221
		303,968
Banks - 22.2%
Agricultural Bank of China Ltd.	299,400	135,874
Bank of China Ltd.	164,700	76,275
Bank of Communications Co. Ltd.	156,400	103,681
China CITIC Bank Corp. Ltd.	22,000	15,470
China Construction Bank Corp.	70,300	62,718
China Merchants Bank Co. Ltd.	92,400	665,490
Industrial & Commercial Bank of China Ltd.	168,500	119,792
Industrial Bank Co. Ltd.	109,000	298,318
Ping An Bank Co. Ltd.	64,300	176,179
Shanghai Pudong Development Bank Co. Ltd.	113,300	158,465
		1,812,262
Beverages - 21.2%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	3,500	88,358
Kweichow Moutai Co. Ltd.	3,500	910,191
Luzhou Laojiao Co. Ltd.	5,245	138,999
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	2,783	123,281
Wuliangye Yibin Co. Ltd.	13,900	475,260
		1,736,089
Building Materials - 0.9%
Anhui Conch Cement Co. Ltd.	13,500	74,021
Chemicals - 2.4%
Wanhua Chemical Group Co. Ltd.	11,112	195,725
Coal - 0.5%
China Shenhua Energy Co. Ltd.	15,500	40,813
Commercial Services - 0.2%
Beijing-Shanghai High Speed Railway Co. Ltd.	21,280	15,854
Diversified Financial Services - 3.0%
CITIC Securities Co. Ltd.	66,200	231,628
CSC Financial Co. Ltd.	3,200	13,080
		244,708
Electric - 1.1%
China Yangtze Power Co. Ltd.	31,900	93,877
Electrical Components & Equipment - 2.0%
Contemporary Amperex Technology Co. Ltd.	1,900	161,975
Electronics - 1.6%
Foxconn Industrial Internet Co. Ltd.	9,100	15,814
Luxshare Precision Industry Co. Ltd.	20,429	117,012
		132,826
Energy-Alternate Sources - 3.5%
LONGi Green Energy Technology Co. Ltd.	21,543	286,693
Food - 3.6%
Foshan Haitian Flavouring & Food Co. Ltd.	3,370	59,839
Inner Mongolia Yili Industrial Group Co. Ltd.	39,100	202,213
Yihai Kerry Arawana Holdings Co. Ltd.	2,900	30,409
		292,461
Healthcare-Products - 1.4%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	1,900	114,875
Healthcare-Services - 2.0%
Aier Eye Hospital Group Co. Ltd.	12,474	113,412
WuXi AppTec Co. Ltd.	2,096	48,697
		162,109
Home Furnishings - 3.0%
Gree Electric Appliances, Inc. of Zhuhai	18,300	134,636
Midea Group Co. Ltd.	10,910	107,320
		241,956
Insurance - 9.0%
China Life Insurance Co. Ltd.	11,400	49,440
China Pacific Insurance Group Co. Ltd.	21,400	86,246
Ping An Insurance Group Co. of China Ltd.	72,300	601,016
		736,702
Internet - 2.7%
East Money Information Co. Ltd.	45,706	219,812
Machinery-Construction & Mining - 1.5%
Sany Heavy Industry Co. Ltd.	31,300	120,327
Mining - 1.7%
Zijin Mining Group Co. Ltd.	88,000	139,708
Oil & Gas - 1.0%
China Petroleum & Chemical Corp.	74,700	46,165
PetroChina Co. Ltd.	54,800	39,723
		85,888
Pharmaceuticals - 3.2%
Chongqing Zhifei Biological Products Co. Ltd.	2,900	70,920
Jiangsu Hengrui Medicine Co. Ltd.	23,000	193,724
		264,644
Real Estate - 2.0%
China Vanke Co. Ltd.	50,800	162,559
Retail - 2.8%
China Tourism Group Duty Free Corp. Ltd.	6,100	227,700
Transportation - 0.6%
SF Holding Co. Ltd.	5,800	53,101
TOTAL COMMON STOCKS (Cost $6,975,517)		7,992,422
	Principal Amount
SHORT-TERM INVESTMENTS - 2.3%
Money Market Deposit Accounts - 2.3%
U.S. Bank Money Market Deposit Account, 0.003% (a)	$184,906	184,906
TOTAL SHORT-TERM INVESTMENTS (Cost $184,906)		184,906

Total Investments (Cost $7,160,423) - 100.0%		8,177,328
Other Assets in Excess of Liabilities - 0.0% (b)		2,232
TOTAL NET ASSETS - 100.0%		$8,179,560

Percentages are stated as a percent of net assets.

(a)	The rate shown is as of July 31, 2021.
(b)	Less than 0.05%.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Futures contracts are valued at the Settlement Price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2021:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 7,992,422	$ -	$ -	$ -	$ 7,992,422
Short-Term Investments	184,906	-	-	-	184,906
Total Investments in Securities	$ 8,177,328	$ -	$ -	$ -	$ 8,177,328
^ See Schedule of Investments for industry breakouts.

For the period ended July 31, 2021, the Fund did not recognize any transfers to or from Level 3.